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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

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                                 FORM 8-K



                               CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  September 10, 1997
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SEROLOGICALS CORPORATION
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(Exact name of registrant as specified in its charter)

         Delaware               0-26126                 58-2152225
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       (State of other   (Commission file number)    (IRS Employer
         Jurisdiction)                                Identification No.)


         780 Park North Blvd.
              Suite 110
          Clarkston, Georgia                            30021
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        (Address of Principal executive offices)      (Zip code)

Registrant's telephone number, including area code:  (404) 296-5595
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(Former name or former address, if changed since last report)


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Item 5.	Other Events

     On September 10, 1997, Serologicals Corporation (the "Company") issued a press release, attached hereto as Exhibit 99.1, to announce that it had completed the sale of 950,000 shares of its common stock in a private placement transaction. The Company also announced that one of its stockholders had sold an additional 250,000 shares of the Company's common stock owned by such stockholder pursuant to the same transaction.





Item 7. Financial Statements and Exhibits

        a) Exhibits

              99.1  Press Release of the Company dated September 10, 1997











SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Serologicals Corporation
                                       (Registrant)



Date: September 12, 1997           By: /s/  Russell H. Plumb//
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                                       Russell H. Plumb
                                       Vice President/Chief Financial
                                       Officer (Principal Financial and
                                       Accounting Officer)